UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 29, 2017

VESTIN REALTY MORTGAGE II, INC.
(Exact Name of Registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

333-125121	61-1502451
(Commissioner File Number)	(IRS Employer Identification No.)
8880 W. SUNSET ROAD #200
LAS VEGAS, NEVADA 89148
(Address of principal executive offices)
 (702) 227-0965
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 3.03.	Material Modifications to Rights of Security Holders

On March 30, 2017, Vestin Realty Mortgage II, Inc., a Maryland corporation (the "Company"), completed its previously announced 1-for-1,000 reverse stock split (the "Reverse Stock Split') by filing articles of amendment with the State Department of Assessments and Taxation of Maryland (the "Articles of Amendment").

As a result of the filing of the Articles of Amendment, every 1,000 shares of common stock, $0.0001 par value per share, of the Company, which were issued and outstanding immediately prior to the Reverse Stock Split, will be combined into one issued and outstanding share of the Company's common stock.  No fractional shares will be issued in connection with the Reverse Stock Split.  Stockholders who otherwise would be entitled to receive fractional shares of the Company's common stock as a result of the Reverse Stock Split will be entitled to receive cash from the Company's transfer agent in an amount equal to the product of such fraction of a share and $2,700.00.  In connection with the Reverse Stock Split, the Articles of Amendment also amended the Company's charter, effective immediately after the effective time of the Reverse Stock Split, to decrease the par value of the shares of the Company's common stock issued and outstanding immediately after the effective time of the Reverse Stock Split, from $0.1 per share to $0.0001 per share.  The foregoing description of the Articles of Amendment and the Reverse Stock Split contemplated thereby does not purport to be completed and is qualified in its entirety by reference to the full text of the Articles of Amendment, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.
As a result of the Reverse Stock Split, the Company will have fewer than 300 record holders of its common stock, which will cause the Company's common stock to be eligible for termination of registration under the Securities Exchange Act of 1934, as amended (the "Exchange Act").  The Company has filed a Form 15 with the Securities and Exchange Commission (the "SEC") to terminate the common stock's registration under Section 12(g) of the Exchange Act.  Upon filing of the Form 15, the Company's obligation to file certain reports with the SEC, including Forms 10-K, 10-Q and 8-K, were immediately suspended.  The Company expects that the deregistration of its common stock will become effective 90 days after the date of filing of the Form 15 with the SEC.

For a more detailed discussion of the Reverse Stock Split, please see the definitive Proxy Statement of the Company, filed January 17, 2017 with the SEC.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

3.1	Articles of Amendment, filed March 29, 2017, to effect a 1-for-1,000 reverse stock split effective at 9:00 a.m. on March 30, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VESTIN REALTY MORTGAGE II, INC.

Date: March 30, 2017	By:	/s/ Michael Shustek
Michael Shustek
Chief Executive Officer

EXHIBIT 3.1